Exhibit 10.9
DIRECTOR’S COMPENSATION AGREEMENT
     This Agreement is entered into this first day of January, 1981, between FIRST FEDERAL SAVINGS, 200 N. Second Street, Clarksville, Tennessee 37040 (herein referred to as the “Bank”) and JACK G. MILLER, 2461 Memorial Drive Ext., Clarksville, Tennessee 37040 (herein referred to as the “Director”).
WITNESSETH
     WHEREAS, the Bank recognizes that the competent and faithful efforts of Director on behalf of the Bank have contributed significantly to the success and growth of the Bank; and
     WHEREAS, the Bank values the efforts, abilities and accomplishments of the Director and recognizes that his services are vital to its continued growth and profits in the future; and
     WHEREAS, the Bank desires to compensate the Director and retain his services for five years, if elected, to serve on the Board of Directors. Such compensation is set forth below; and
     WHEREAS, the Director, in consideration of the foregoing, agrees to continue to serve as a Director, if elected,
     NOW, THEREFORE, it is mutually agreed as follows:
1.	Compensation. The Bank agrees to pay Director the total sum of $144,600 payable in monthly installments of $1,205 for 120 consecutive months, commencing on the first day of the month following Director’s 65th birthday. Payments to the Director will terminate when the 120 payments have been made or at the time of the Director’s death, whichever occurs first.

2.	Death of Director Before Age 65. In the event Director should die before reaching age 65, the Bank agrees to pay to Director’s beneficiary designated in writing to the Bank, the sum of $1,205 per month for 120, consecutive months. Payments will begin on the first day of the month following Director’s death.

3.	Death of Director After Age 65. If the Director dies after age 65 prior to receiving the full 120 monthly, installments, the remaining monthly installments will be paid to the Director’s designated beneficiary (ies). The beneficiary (ies) shall receive all remaining monthly installments which the Director would have received until the total sum of $144,600 set forth in paragraph “1” is paid. If the Director fails to designate a beneficiary in writing to the Bank, the balance of monthly installments remaining at the time of his death shall be paid to the legal representative of the estate of the Director.

4.	Termination of Service as A Director. If the Director, for any reason other than death, fails to serve five consecutive years am a Director, he will receive monthly compensation beginning at age 65 on the basis that the number of full months

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served bears to the required number of 60 months times the compensation stated in paragraph “1”. For example, if the Director serves only 36 months, he will be entitled to 36/60 or 60 % of the compensation stated in paragraph “2”.

5.	Suicide. No payments will be made to the Director’s beneficiary(ies) or to his estate in the event of death by suicide during the first three years of this agreement.

6.	Status of Agreement. This agreement does not constitute a contract of employment between the parties, nor shall any provision of this agreement restrict the right of the Bank’s Shareholders to replace the Director or the right of the Director to terminate his service.

7.	Binding Effect. This agreement shall be binding upon the parties hereto and upon the successors and assigns of the Bank, and upon the heirs and legal representatives of the Director.

8.	Interruption of Service. The service of the Director shall not be deemed to have been terminated or interrupted due to his absence from active service on account of illness, disability, during any authorized vacation or during temporary leaves of absence granted by the Bank for reasons of professional advancement, education, health or government service, or during military leave for any period if the Director is elected to serve on the Board following such interruption.

9.	Forfeiture of Compensation by Competition. The Director agrees that all rights to compensation following age 65 shall be forfeited by him if he engages in competition with the Bank, without the prior written consent of the Bank, within a radius of 50 mites of the main office of the Bank for a period of ten years, coinciding with the number of years that the Director shall receive such compensation.

10.	Assignment of Rights. None of the rights to compensation under this Agreement are assignable by the Director or any beneficiary or designee of the Director and any attempt to anticipate, sell, transfer, assign, pledge, encumber or change Director’s right to receive compensation, shall be void.

11.	Status of Directors Rights. The rights granted to the Director or any designee or beneficiary under this Agreement shall be solely those of an unsecured creditor of the Bank.

12.	Amendments. This Agreement may be amended only by a written Agreement signed by the parties.

13.	If the Bank shall acquire an insurance policy or any other asset in connection with the liabilities assumed by it hereunder, it is expressly understood and agreed that neither Director nor any beneficiary of Director shall have any right with respect

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to, or claim against, such policy or other asset except as expressly provided by the terms of such policy or in the title to such other asset. Such policy or asset shall not be deemed to be head under any trust for the benefit of Director or his beneficiaries or to be held in any way as collateral security for the fulfilling of the obligations of the Bank under this Agreement except as may be expressly provided by the terms of such policy or other asset. It shall be and remain a general, unpledged, unrestricted asset of the Bank.

14.	This agreement shall be construed under and governed by the laws of the State of Tennessee.

15.	Interpretation. Wherever appropriate in this Agreement, words used in the singular shall include the plural and the masculine shall include the feminine gender.

16.	Period of Economic Hardship. If, in any year, payments made under this Agreement would, in the sole judgment of the Board of Directors, create economic hardship for the Bank’s Depositors, the Board of Directors has full authority to postpone such payments.
     IN WITNESS HEREOF, the parties have signed this Agreement the day and year above written.

FIRST FEDERAL SAVINGS BANK

(seal)	By:	/s/ James T. Mann, Jr.

James T. Mann, Jr., President

/s/ Jack G. Miller

Witness		Jack G. Miller, Director

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DIRECTOR’S COMPENSATION AGREEMENT
     This Agreement is entered into this first day of’ July, 1981, between FIRST FEDERAL SAVINGS, 200 North Second St., Clarksville, Tennessee 37040 (herein referred to as the “Bank”) and DAVID W. HOWARD, III, Rt. 2, Box 131, Clarkesville, Tennessee 37040 (herein referred to as the “Director”).
WITNESSETH
     WHEREAS, the Bank recognizes that the competent and faithful efforts of Director on behalf of the Bank have contributed significantly to the success and growth of the Bank; and
     WHEREAS, the Bank values the efforts, abilities and accomplishments of the Director and recognizes that his services are vital to its continued growth and profits in the future; and
     WHEREAS, the Bank desires to compensate the Director and retain his services for five years, if elected, to serve on the Board of Directors. Such compensation is set forth below; and
     WHEREAS, the Director, in consideration of the foregoing, agrees to continue to serve as a Director, if elected,
     NOW, THEREFORE, it is mutually agreed as follows
1.	Compensation. The Bank agrees to pay Director the total sum of $152,160 payable in monthly installments of $1,268 for 120 consecutive months, commencing on the first day of the month following Director’s 65th birthday. Payments to the Director will terminate when the 120 payments have been made or at the time of the Director’s death, whichever occurs first.

2.	Death of Director Before Age 65. In the event Director should die before reaching age 65, the Bank agrees to pay to Director’s beneficiary designated in writing to the Bank, the sum of $1,268 per month for 220 consecutive months. Payments will begin on the first day of the month following Director’s death.

3.	Death of Director After Age 65. If the Director does after age 65, prior to receiving the full 120 monthly, installments, the remaining monthly installments will be paid to the Director’s designated beneficiary(ies). The beneficiary(ies) shall receive all remaining monthly installments which the Director would have received until the total sum of $152,160 set forth in paragraph “1” is paid. If the Director fails to designate a beneficiary in writing to the Bank, the balance of monthly installments remaining at the time of his death shall be paid to the legal representative of the estate of the Director.

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4.	Termination of Service as a Director. If the Director, for any reason other than death, fails to serve five consecutive years as a Director, he will receive monthly compensation beginning at age 65 on the basis that the number of full months served bears to the required number of 60 months times the compensation stated in paragraph “1”. For example, if the Director serves only 36 months, he will be entitled to 36/60 or 60 % of the compensation stated in paragraph “l”.

5.	Suicide. No payments will be made to the Director’s beneficiary(ies) or to his estate in the event of death by suicide during the first three years of this agreement.

6.	Status of Agreement. This agreement does not constitute a contract of employment between the parties, nor shall any provision of this agreement restrict the right of the Bank’s Shareholders to replace the Director or the right of the Director to terminate his service.

7.	Binding Effect. This agreement shall be binding upon the parties hereto and upon the successors and assigns of the Bank, and upon the heirs and legal representatives of the Director.

8.	Interruption of Service. The service of the Director shall not be deemed to have been terminated or interrupted due to his absence from active service on account of illness, disability, during any authorized vacation or during temporary leaves of absence granted by the Bank for reasons of professional advancement, education, health or government service, or during military leave for any period if the Director is elected to serve on the Board following such interruption.

9.	Forfeiture of Compensation by Competition. The Director agrees that all rights to compensation following age 65 shall be forfeited by him if he engages in competition with the Bank, without the prior written consent of the Bank, within a radius of 50 miles of the main office of the Bank for a period of ten years, coinciding with the number of years that the Director shall receive such compensation.

10.	Assignment of Rights. None of the rights to compensation under this Agreement are assignable by the Director or any beneficiary or designee of’ the Director and any attempt to anticipate, sell, transfer, assign, pledge, encumber or change Director’s right to receive compensation, shall be void.

11.	Status of Directors Rights. The rights granted to the Director or any designee or beneficiary under this Agreement shall be solely those of an unsecured creditor of the Bank.

12.	Amendments. This Agreement may be amended only by a written Agreement signed by the parties.

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13.	If the Bank shall acquire an insurance policy or any other asset in connection with the liabilities assumed by it hereunder, it is expressly understood and agreed that neither Director nor any beneficiary of Director shall have any right with respect to, or claim against, such policy or other asset except as expressly provided by the terms of such policy or in the title to such other asset: Such policy or asset shall not be deemed to be held under any trust for the benefit of Director or his beneficiaries or to be held in any way as collateral security for the fulfilling of the obligations of the Bank under this Agreement except as may be expressly provided by the terms of such policy or other asset. It shall be, and remain, a general, unpledged, unrestricted asset of the Bank.

14.	This agreement shall be construed under and governed by the laws of the State of Tennessee.

15.	Interpretation. Wherever appropriate in this Agreement, words used in the singular shall include the plural and the masculine shall include the feminine gender.

16.	Period of Economic Hardship. If, in any year, payments made under this Agreement would, in the sole judgment of the Board of Directors, create economic hardship for the Bank’s Depositors, the Board of Directors has full authority to postpone such payments.
     IN WITNESS HEREOF, the parties have signed this Agreement the day and year above written.

FIRST FEDERAL SAVINGS BANK

(SEAL)	BY	/s/ James T. Mann JAMES T. MANN, PRESIDENT

/s/ [ILLEGIBLE] Witness		/s/ David W. Howard DAVID W. HOWARD, III, DIRECTOR

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DIRECTOR’S COMPENSATION AGREEMENT
     This Agreement is entered into this first day of January, 1986, between FIRST FEDERAL SAVINGS BANK, 200 N. Second Street, Clarksville, Tennessee 37040 (herein referred to as the “Bank”) and DAVID W. HOWARD, III, Rt. 2, Box 131, Clarksville, Tennessee, 37040 (herein referred to as the “Director”).
WITNESSETH
     WHEREAS, the Bank recognizes that the competent and faithful efforts of Director on behalf of the Bank have contributed significantly to the success and growth of the Bank; and
     WHEREAS, the Bank values the efforts, abilities and accomplishments of the Director and recognizes that his services are vital to its continued growth and profit sin the future; and
     WHEREAS, the Bank desires to compensate the Director and retain his services for five years, if elected, to serve on the Board of Directors. Such compensation is set forth below; and
     WHEREAS, the Director in consideration of the foregoing, agrees to continue to serve as a Director, if elected,
     NOW, THEREFORE, it is mutually agreed as follows:
1.	Compensation. The Bank agrees to pay Director the total sum of $249,840 payable in monthly installments of $2,082 for 120 consecutive months, commencing on the first day of the month following Director’s 65th birthday. Payments to the Director will terminate when the 120 payments have been made or at the time of the Director’s death, whichever occurs first.

2.	Death of Director Before Age 65. In the event Director should die before reaching age 65, the Bank agrees to pay to Director’s beneficiary designated in writing to the Bank, the sum of $2,082 per month for 120 consecutive months. Payments will begin on the first day of the month following Director’s death.

3.	Death of Director After Age 65. If the Director dies after age 65 prior to receiving the full 120 monthly, installments, the remaining monthly installments will be paid to the Director’s designated beneficiary(ies).The beneficiary(ies) shall receive all remaining monthly installments which the Director would have received until the total sum of $249,840 set forth in paragraph “1” is paid. If the Director fails to designate a beneficiary in writing to the Bank, the balance of monthly installments remaining at the time of his death shall be paid to the legal representative of the estate of the Director.

4.	Termination of Service As A Director. If the Director, for any reason other than death, fails to serve five consecutive years as a Director, he will receive monthly compensation beginning at age 65 on the basis that the number of full months served bears to the required number of 60 months times the compensation stated in paragraph “1”. For example, if the Director serves only 36 months, he will be entitled to 36/60 or 60% of the compensation stated in paragraph “1”.

5.	Suicide. No payments will be made to the Director’s beneficiary(ies) or to his estate in the event of death by suicide during the first three years of this agreement.

6.	Status of Agreement. This agreement does not constitute a contract of employment between the parties, nor shall any provision of this agreement restrict the right of the Bank’s Shareholders to replace the Director or the right of the Director to terminate his service.

7.	Binding Effect. This agreement shall be binding upon the parties here to and upon the successors and assigns of the Bank, and upon the heirs and legal representatives of the Director.

8.	Interruption of Service. The service of the Director shall not be deemed to have been terminated or interrupted due to his absence from active service on account of illness, disability, during any authorized vacation or during temporary leaves of absence granted by the Bank for reasons of professional advancement, education, health or government service, or during military leave for any period if the Director is elected to serve on the Board following such interruption.

9.	Forfeiture of Compensation by Competition. The Director agrees that all rights to compensation following age 65 shall be forfeited by him if he engages in competition with the Bank, without, the prior written consent of the Bank, within a radius of 50 miles of the main office of the Bank for a period of ten years, coinciding with the number of years that the Director shall receive such compensation.

10.	Assignment of Rights. None of the rights to compensation under this Agreement are assignable by the Director or any beneficiary or designee of the Director and any attempt to anticipate, sell, transfer, assign, pledge, encumber or change Director’s right to receive compensation, shall be void.

11.	Status of Director’s Rights. The rights granted to the Director or any designee or beneficiary under this Agreement shall be solely those of an unsecured creditor of the Bank.

12.	Amendments. This Agreement may be amended only by a written Agreement signed by the parties.

13.	If the Bank shall acquire an insurance policy or any other asset in connection with the liabilities assumed by it hereunder, it is expressly understood and agreed that neither Director nor any beneficiary of Director shall have any right with respect to, or claim against, such policy or of asset except as expressly provided by the terms of such policy or in the title to such other asset. Such policy or asset shall not be deemed to be held under any trust for the benefit of Director or his beneficiaries or to be held in any way as collateral security for the fulfilling of the obligations of the Bank under this Agreement except as may be expressly provided by the terms of such policy or other asset. It shall be, and remain, a general, unpledged, unrestricted asset of the Bank.

14.	This agreement shall be construed under and governed by the laws of the State of Tennessee.

15.	Interpretation. Wherever appropriate in this Agreement, words used in the singular shall include the plural and the masculine shall include the feminine gender.

16.	Period of Economic Hardship. If, in any year, payments made under this Agreement would, in the sole judgment of the Board of Directors, create economic hardship for the Bank’s Depositors, the Board of Directors has full authority to postpone such payments.
     IN WITNESS HEREOF, the parties have signed this Agreement the day and year above written.

FIRST FEDERAL SAVINGS BANK

(SEAL)	By:	/s/ James T. Mann

JAMES T. MANN, PRESIDENT
/s/ [ILLEGIBLE] Witness

/s/ David W. Howard, III David W. Howard, III, Director

DIRECTOR’S COMPENSATION AGREEMENT
     This agreement is entered into this first day of July, 1993 between FIRST FEDERAL SAVINGS BANK, 200 North Second Street, Clarksville, Tennessee 37040 (herein referred to as the “Bank”) and DAVID W. HOWARD, III, 301 Smith Road, Clarksville, Tennessee, 37043 (herein referred to as the “Director”).
WITNESSETH
     WHEREAS, the Bank recognizes that the competent and faithful efforts of the Director on behalf of the Bank have contributed significantly to the success and growth of the Bank; and
     WHEREAS, the Bank values the efforts, abilities and accomplishments of the Director and recognizes that his services are vital to its continued growth and profits in the future; and
     WHEREAS, the Bank desires to compensate the Director and retain his services for five years, if elected, to serve on the Board of Directors. Such compensation is set forth below; and
     WHEREAS, the Director in consideration of the foregoing, agrees to continue to serve as a Director, if elected,
     NOW, THEREFORE, it is mutually agreed as follows:
1.	Compensation. The Bank agrees to pay the Director the total sum of $210,000 payable in monthly installments of $1,750 for 120 consecutive months, commencing on the first day of the month following the Director’s 65th birthday. Payments to the Director will terminate when the 120 payments have been made or at the time of the Director’s death, whichever occurs first.

2.	Death of Director Before Age 65. In the event the Director should die before reaching age 65, the Bank agrees to pay the Director’s beneficiary designated in writing to the Bank, the sum of $1,750 per month for 120 consecutive months. Payments will begin on the first day of the month following the Director’s death.

3.	Death of Director After Age 65. If the Director dies after age 65 prior to receiving the full 120 monthly installments, the remaining monthly installments will be ‘paid to the Director’s designated beneficiary(ies). The beneficiary(ies) shall receive all the remaining monthly installments which the Director would have received until the total sum of $210,000 set forth in paragraph, “1” is paid. If the Director fails to designate a beneficiary in writing to the Bank, the balance of monthly installments remaining at the time of his death shall be paid to the legal representative of the estate of the Director.

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4.	Termination of Service As A Director. If the Director, for any reason other than death, fails to serve five consecutive yearn as a Director, he will receive monthly compensation beginning at age 65 on the basis that the number of full months served bears to the required number of 60 months times the compensation stated in paragraph “1”, For example, if the Director serves only 36 months he will be entitled to 36/60 or 60% of the compensation stated in paragraph “1”.

5.	Suicide. No payments will be made to the Director’s beneficiary(ies) or to his estate in the event of death by suicide during the first three years of this agreement.

6.	Status of Agreement. This agreement does not constitute’ a contract of employment between the parties, nor shall any provision of this agreement restrict the right of the Bank’s Shareholders to replace the Director or the right of the Director to terminate his service.

7.	Binding Effort. This agreement shall be binding upon the parties hereto and upon the successors and assigns of the Bank, and upon the heirs and legal representatives of the Director.

8.	Interruption of Service. The service of the Director shall not be deemed to have been terminated or interrupted due to his absence from active service on account of illness, disability, during any authorized vacation or during temporary leaves of absence granted the Bank for reasons of professional advancement, education, health or government service, or during military leave for any period if the Director is elected to serve on the Board following such interruption.

9.	Forfeiture of Compensation by Competition. The Director agrees that all rights to compensation following age 65 shall be forfeited by him if he engages in competition with the Bank, without the prior written consent of the Bank, within a radius of 50 miles of the main office of the Bank for a period of ten years, coinciding with the number of years that the Director shall receive such compensation.

10.	Assignment of Rights. None of the rights to compensation under this Agreement are assignable by the Director or any beneficiary, or designee of the Director and any attempt to anticipate, sell, transfer, assign, pledge, encumber or change Director’s right to receive compensation, shall be void.

11.	Status of Director’s Rights. The rights granted to the Director or any designee or beneficiary under this Agreement shall be solely those of an unsecured creditor of the Bank.

12.	Amendments. This Agreement may be amended only by a written Agreement signed by the parties.

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13.	If the Bank shall acquire an insurance policy or any other asset in connection with the liabilities assumed by it hereunder, it is expressly understood and agreed that neither the Director nor any beneficiary of Director shall have any right with respect to, or claim against, such policy or other asset except as expressly provided by the terms of such policy or in the title to such other asset. Such policy or asset shall not be, deemed to be held under any trust for the benefit of Director or his beneficiaries or to be held in any way as collateral security for the fulfilling of the obligations of the Bank under the Agreement except as may be expressly provided by the terms of such policy or other asset. It shall be, and remain, a general, unpledged, unrestricted asset of the Bank.

14.	This agreement shall be construed under and governed by the laws of the State of Tennessee.

15.	Interpretation. Wherever appropriate in this Agreement, words used in the singular shall include the plural and the masculine shall include the feminine gender.

16.	Period of Economic Hardship. If in any year, payments made under this Agreement would, in the sole judgment of the Board of Director’s, create economic hardship for the Bank’s Depositors, the Board of Director’s has full authority to postpone such payments.
     IN WITNESS HEREOF, the parties have signed this Agreement the day and year written above.

FIRST FEDERAL SAVINGS BANK

	By:	/s/ James T. Mann JAMES T. MANN. PRESIDENT

/s/ [ILLEGEBLE] Witness		/s/ David W. Howard DAVID W. HOWARD, III DIRECTOR

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